Phoenix Investment Partners


                                       APRIL 30, 1999


ANNUAL REPORT



                                       Phoenix
                                       Small Cap Fund

                                       Phoenix Strategic
                                       Theme Fund

                                       Phoenix Equity
                                       Opportunities Fund



[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this report for the Phoenix Small Cap Fund, the Phoenix Strategic Theme Fund and the Phoenix Equity Opportunities Fund for the 12 months ended April 30, 1999.

  The last 12 months marked another period of wide disparity in performance of large-capitalization stocks versus small-capitalization stocks and growth-oriented investment styles versus value investing. For example, the Russell 1000 Growth Index(1) was up 26.5%, while the Russell 1000 Value Index(2) only gained 14.1% for the period. In contrast, the small-company Russell 2000 Growth Index(3) fell (3.8)% compared with a decline of (15.3)% for the Russell 2000 Value Index(4).

  Given this difficult environment, we are pleased to report that the Phoenix Strategic Theme Fund outperformed the S&P 500 Index(5), the Phoenix Equity Opportunities Fund outperformed the Russell 2000 Growth Index and the Phoenix Small Cap Fund outperformed the Russell 2000 Index(6). We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  On the following pages, each of the Funds' portfolio management teams discuss market factors that affected the portfolio and share their outlooks for the next six to 12 months. We hope you find their comments informative. If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

MAY 17, 1999

(1) THE RUSSELL 1000 GROWTH INDEX IS A MEASURE OF LARGE-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(2) THE RUSSELL 1000 VALUE INDEX IS A MEASURE OF LARGE-CAPITALIZATION, VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(3) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(4) THE RUSSELL 2000 VALUE INDEX IS A MEASURE OF SMALL-CAPITALIZATION, VALUE-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
(5) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE.
(6) THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAPITALIZATION STOCK TOTAL RETURN PERFORMANCE.
    INDICES REFERENCED ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix Small Cap Fund....................................................     3
Phoenix Strategic Theme Fund..............................................    11
Phoenix Equity Opportunities Fund.........................................    20
Notes to Financial Statements.............................................    27

PHOENIX SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for long-term investors seeking above-average capital appreciation through investments in small-capitalization stocks. Investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares of the Fund were down (5.66)% and Class B shares were down (6.39)%. This compares with the Russell 2000 Index(1), which decreased (9.25)% and the S&P 600 SmallCap Index(2), which declined (14.30)% over this same time period. The Russell 2000 Growth Index(3) fell (3.77)% for the year. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT HAS CHANGED SINCE THE LAST TIME YOU WROTE TO US AT THE END OF OCTOBER?

A: At that time we had just begun to see the recovery of the market after the Fed cut interest rates in response to a fragile global economy. In essence, this move towards stabilization worked, and equity markets have continued to climb since last October. More importantly, small-cap stocks are becoming bigger participants in the bull market. For example, over the past six months, the Fund's Class A shares have returned 18.49% compared to 15.16% for the Russell 2000 Index and 9.03% for the S&P 600 SmallCap Index.

Q: WHAT ARE OF SOME OF THE POSITIVES THAT HAVE HELPED THE FUND?

A: With the domestic economy continuing to perform better than expected, the Fund's retail holdings have done particularly well. Some of our top holdings in this sector include Claire's and Cost Plus. Financials were one of the hardest hit industries during last summer's selloff. The Fund took this opportunity to increase its holdings in this area. In fact, the Fund's largest holding, Metris, a small issuer of credit cards, was among the top performers over the last six months.

Q: PLEASE DISCUSS SOME STOCKS THAT DID NOT PERFORM WELL.

A: The Fund's worst performing holding was Curative Health Services. The company was plagued by a slowdown in its core business and was the subject of a whistleblower suit brought by the federal government. Although the company steadfastly maintains its innocence, investors sold the stock given the uncertainty of the situation. CKR Restaurants was another poor performer as the company was having difficulties with their Hardee's division. With the company solidly profitable and management's commitment to get Hardee's back on track, we increased our position.

(1) THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAPITALIZATION TOTAL RETURN PERFORMANCE.
(2) THE S&P 600 SMALLCAP INDEX IS A MEASURE OF SMALL-CAP STOCK TOTAL RETURN PERFORMANCE.
(3) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE.
    INDICES REFERENCED ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS THE OUTLOOK FOR SMALL-CAP STOCKS?

A: As we mentioned earlier, small-cap performance has improved somewhat since the Fed lowered interest rates back in October. However, they have still had a difficult time keeping up with the large-cap segment of the market. Several things have changed over the past several months, which we believe will help small stocks outperform. First, despite fears that the U.S. economy would slow in 1999, the economy has in fact remained robust. As investors gain confidence that the economy is likely to remain healthy, we expect the market to broaden out and not focus on only the largest companies. Over the past three months, we have seen this begin to happen. Second, for a long time we have argued that small-cap stocks are cheap, yet no serious buyers emerged. This has changed recently as well, as large corporations have recognized the value in the small-cap sector and have begun to acquire many small companies. Over the past six months, larger companies acquired three of the Fund's holdings at premium prices. As a result, we believe that these corporate buyers have set a floor for valuations on small-cap companies. Given these elements, we are optimistic that small caps are a very attractive asset class and should begin to close the valuation gap relative to large-cap stocks.

                                                                    MAY 20, 1999

Phoenix Small Cap Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                           INCEPTION     INCEPTION
                                1 YEAR    TO 4/30/99       DATE
                                -------   -----------   -----------
Class A Shares at NAV(2)          (5.66)%     22.24%       10/16/95
Class A Shares at POP(3)         (10.14)      20.57        10/16/95
Class B Shares at NAV(2)          (6.39)      21.32        10/16/95
Class B Shares with CDSC(4)       (9.84)      20.98        10/16/95
Russell 2000 Growth Index(6)      (3.77)      10.75        10/16/95
Russell 2000 Index(7)             (9.25)      12.18        10/16/95

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A and CDSC returns on Class B Shares since inception.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock total return performance. The index's performance does not reflect sales charges.

(7) The Russell 2000 Index is a measure of small-capitalization total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             PHOENIX SMALL CAP FUND CLASS A(1)     PHOENIX SMALL CAP FUND CLASS B(5)     RUSSELL 2000 GROWTH INDEX(6)

10/16/95                               $9,525.00                            $10,000.00                      $10,000.00
04/30/96                              $15,950.41                            $16,680.00                      $12,004.61
04/30/97                              $13,489.29                            $14,006.97                      $10,378.68
04/30/98                              $20,548.02                            $21,173.57                      $14,914.21
04/30/99                              $19,384.81                            $19,625.02                      $14,351.41

            RUSSELL 2000 INDEX(7)
10/16/95                $10,000.00
04/30/96                $11,616.78
04/30/97                $11,622.64
04/30/98                $16,550.84
04/30/99                $15,019.32

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                  29%
Consumer Cyclicals           28
Consumer Staples             18
Financials                   12
Health Care                   4
Capital Goods                 3
Energy                        3
Other                         3

                       See Notes to Financial Statements                       5

Phoenix Small Cap Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Metris Companies, Inc.                                         5.2%
        DIRECT MARKETER OF CONSUMER CREDIT PRODUCTS
    2.  Claire's Stores, Inc.                                          5.1%
        SPECIALTY TEEN RETAILER
    3.  Cheesecake Factory, Inc. (The)                                 4.5%
        RESTAURANT CHAIN
    4.  Whole Foods Market, Inc.                                       3.9%
        NATURAL FOODS RETAILER
    5.  Cost Plus, Inc.                                                3.6%
        SPECIALTY RETAILER OF CASUAL HOME LIVING AND ENTERTAINING
        PRODUCTS
    6.  99 Cents Only Stores                                           3.6%
        GENERAL MERCHANDISE RETAILER
    7.  Abacus Direct Corp.                                            2.9%
        PROVIDES MARKET RESEARCH SERVICES TO THE DIRECT-MAIL INDUSTRY
    8.  Encal Energy Ltd. (Canada)                                     2.8%
        INTERMEDIATE OIL AND GAS EXPLORER
    9.  CKE Restaurants, Inc.                                          2.7%
        OPERATES, FRANCHISES AND LICENSES QUICK-SERVICE RESTAURANTS
   10.  Fastenal Co.                                                   2.6%
        INDUSTRIAL FASTENER DISTRIBUTOR

                         INVESTMENTS AT APRIL 30, 1999

                                             SHARES        VALUE
                                           ----------   ------------
COMMON STOCKS--94.8%
AIR FREIGHT--1.3%
Expeditors International of
Washington, Inc...............                 45,000   $  2,728,125
BIOTECHNOLOGY--1.9%
Biomatrix, Inc.(b)............                 80,000      2,635,000
Coulter Pharmaceutical,
Inc.(b).......................                 72,000      1,449,000
                                                        ------------
                                                           4,084,000
                                                        ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.8%
Metro Networks, Inc.(b).......                 86,000      3,870,000
COMMUNICATIONS EQUIPMENT--0.9%
Ortel Corp.(b)................                275,000      1,856,250
COMPUTERS (SOFTWARE & SERVICES)--15.5%
Abacus Direct Corp.(b)........                 83,000      6,142,000
Broadcast.com, Inc.(b)........                 28,200      3,616,650
Concentric Network Corp.(b)...                 32,000      2,672,000
EarthLink Network, Inc.(b)....                 32,000      2,206,000
Inktomi Corp.(b)..............                  6,400        766,400
International Network
Services(b)...................                 42,000      1,596,000
Legato Systems, Inc.(b).......                 89,700      3,627,244
Network Solutions, Inc.(b)....                 46,000      3,576,500
New Era of Networks,
Inc.(b).......................                 78,000      2,929,875
Peregrine Systems, Inc.(b)....                146,000      3,285,000
Verio, Inc.(b)................                 30,000      2,130,000
                                                        ------------
                                                          32,547,669
                                                        ------------
CONSUMER FINANCE--5.2%
Metris Companies, Inc.........                180,000     11,002,500
DISTRIBUTORS (FOOD & HEALTH)--3.2%
Schein (Henry), Inc.(b).......                150,000      3,928,125

                                             SHARES        VALUE
                                           ----------   ------------
DISTRIBUTORS (FOOD & HEALTH)--CONTINUED
Smart & Final, Inc............                275,000   $  2,767,187
                                                        ------------
                                                           6,695,312
                                                        ------------
ELECTRICAL EQUIPMENT--3.3%
Advanced Energy Industries,
Inc.(b).......................                103,000      2,851,812
Flextronics International
Ltd.(b).......................                 90,000      4,201,875
                                                        ------------
                                                           7,053,687
                                                        ------------
ELECTRONICS (INSTRUMENTATION)--0.5%
Meade Instruments Corp.(b)....                 85,000      1,136,875
ELECTRONICS (SEMICONDUCTORS)--8.1%
Applied Micro Circuits
Corp.(b)......................                 87,500      4,664,844
Conexant Systems, Inc.(b).....                 93,000      3,789,750
Micrel, Inc.(b)...............                 77,000      4,533,375
Vitesse Semiconductor
Corp.(b)......................                 90,000      4,168,125
                                                        ------------
                                                          17,156,094
                                                        ------------
ENTERTAINMENT--1.3%
Carmike Cinemas, Inc.(b)......                125,000      2,695,312
FINANCIAL (DIVERSIFIED)--1.7%
Federal Agricultural Mortgage
Corp. Class C(b)..............                 62,000      3,530,125
GAMING, LOTTERY & PARI-MUTUEL COMPANIES--3.1%
Championship Auto Racing
Teams, Inc.(b)................                 70,000      2,156,875
International Speedway Corp.
Class A.......................                 85,000      4,377,500
                                                        ------------
                                                           6,534,375
                                                        ------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--1.2%
Inhale Therapeutic Systems,
Inc.(b).......................                 90,000      2,587,500

6                      See Notes to Financial Statements

Phoenix Small Cap Fund

                                             SHARES        VALUE
                                           ----------   ------------
HEALTH CARE (SPECIALIZED SERVICES)--0.4%
Omnicare, Inc.................                 35,000   $    842,187
INVESTMENT BANKING/BROKERAGE--2.9%
Ameritrade Holding Corp. Class
A(b)..........................                 26,000      3,472,625
Investment Technology Group,
Inc...........................                 45,000      1,558,125
Jefferies Group, Inc.(b)......                 45,000      1,029,375
                                                        ------------
                                                           6,060,125
                                                        ------------
INVESTMENT MANAGEMENT--1.8%
Gabelli Asset Management,
Inc.(b).......................                245,000      3,690,312
RESTAURANTS--7.2%
CKE Restaurants, Inc..........                346,500      5,673,938
Cheesecake Factory, Inc.
(The)(b)......................                340,000      9,520,000
                                                        ------------
                                                          15,193,938
                                                        ------------
RETAIL (BUILDING SUPPLIES)--2.6%
Fastenal Co...................                115,000      5,491,250
RETAIL (DISCOUNTERS)--3.6%
99 Cents Only Stores(b).......                160,775      7,576,522
RETAIL (FOOD CHAINS)--3.9%
Whole Foods Market, Inc.(b)...                211,000      8,229,000
RETAIL (SPECIALTY)--15.1%
Claire's Stores, Inc..........                323,000     10,699,375
Cost Plus, Inc.(b)............                217,500      7,666,875
Lithia Motors, Inc. Class
A(b)..........................                150,000      2,821,875
Restoration Hardware,
Inc.(b).......................                331,500      5,179,688
Sonic Automotive, Inc.(b).....                363,500      5,384,344
                                                        ------------
                                                          31,752,157
                                                        ------------
SERVICES (ADVERTISING/MARKETING)--1.0%
DoubleClick, Inc.(b)..........                 15,000      2,097,188
SERVICES (COMMERCIAL & CONSUMER)--2.6%
Corporate Executive Board Co.
(The)(b)......................                 90,000      2,531,250
NCO Group, Inc.(b)............                 92,000      3,001,500
                                                        ------------
                                                           5,532,750
                                                        ------------
SERVICES (COMPUTER SYSTEMS)--2.3%
Whittman-Hart, Inc.(b)........                170,000      4,802,500
SHIPPING--0.5%
Dril-Quip, Inc.(b)............                 40,800        994,500
TELECOMMUNICATIONS (LONG DISTANCE)--1.9%
WinStar Communications,
Inc.(b).......................                 82,000      3,987,250

                                             SHARES        VALUE
                                           ----------   ------------
TEXTILES (APPAREL)--0.0%
Boss Holdings, Inc.(b)........                  2,915   $      5,830
--------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $166,487,940)                           199,733,333
--------------------------------------------------------------------
FOREIGN COMMON STOCKS--4.2%
COMMUNICATIONS EQUIPMENT--0.7%
Research in Motion Ltd.
(Canada)(b)...................                120,000      1,454,360
COMPUTERS (SOFTWARE & SERVICES)--0.7%
Fundtech Ltd. (Israel)(b).....                 40,000      1,377,500
OIL & GAS (EXPLORATION & PRODUCTION)--2.8%
Encal Energy Ltd.
(Canada)(b)...................              1,200,000      5,850,403
--------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,131,840)                               8,682,263
--------------------------------------------------------------------
PREFERRED STOCKS--0.7%
COMPUTERS (NETWORKING)--0.7%
Women.com(b)..................                455,930      1,500,010
--------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(IDENTIFIED COST $1,500,010)                               1,500,010
--------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--99.7%
(IDENTIFIED COST $175,119,790)                           209,915,606
--------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)
                                ------------   ------
SHORT-TERM OBLIGATIONS--0.3%
COMMERCIAL PAPER--0.3%
AT&T Corp. 4.93%, 5/3/99......      A-1+        $655           654,821
----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $654,821)                                     654,821
----------------------------------------------------------------------

TOTAL INVESTMENTS--100.0%
(IDENTIFIED COST $175,774,611)                             210,570,427(a)
Cash and receivables, less liabilities--0.0%                    91,619
                                                        --------------
NET ASSETS--100.0%                                      $  210,662,046
                                                        --------------
                                                        --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $45,935,813 and gross depreciation of $12,573,213 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $177,207,827.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $175,774,611)                              $  210,570,427
Cash                                                               1,633,960
Receivables
  Fund shares sold                                                 2,571,950
Prepaid expenses                                                       5,897
                                                              --------------
    Total assets                                                 214,782,234
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,999,401
  Fund shares repurchased                                            625,938
  Transfer agent fee                                                 126,946
  Investment advisory fee                                            129,850
  Distribution fee                                                    98,494
  Financial agent fee                                                 15,033
  Trustees' fee                                                        4,110
Accrued expenses                                                     120,416
                                                              --------------
    Total liabilities                                              4,120,188
                                                              --------------
NET ASSETS                                                    $  210,662,046
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  201,175,766
Accumulated net realized loss                                    (25,309,536)
Net unrealized appreciation                                       34,795,816
                                                              --------------
NET ASSETS                                                    $  210,662,046
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $121,313,331)                                        7,709,289
Net asset value per share                                             $15.74
Offering price per share $15.74/(1-4.75%)                             $16.52
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $89,348,715)                                         5,854,781
Net asset value and offering price per share                          $15.26

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Interest                                                      $      971,501
Dividends                                                            315,605
Foreign taxes withheld                                                (9,053)
                                                              --------------
    Total investment income                                        1,278,053
                                                              --------------
EXPENSES
Investment advisory fee                                            1,885,586
Distribution fee, Class A                                            360,521
Distribution fee, Class B                                          1,072,031
Financial agent                                                      205,062
Transfer agent                                                       689,371
Printing                                                             126,487
Registration                                                          38,237
Professional                                                          36,547
Custodian                                                             34,415
Trustees                                                              16,507
Miscellaneous                                                         13,580
                                                              --------------
    Total expenses                                                 4,478,344
    Custodian fees paid indirectly                                   (10,392)
                                                              --------------
    Net expenses                                                   4,467,952
                                                              --------------
NET INVESTMENT LOSS                                               (3,189,899)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (24,980,470)
Net realized loss on foreign currency transactions                    (3,310)
Net change in unrealized appreciation (depreciation) on
  investments                                                      6,208,917
                                                              --------------
NET LOSS ON INVESTMENTS                                          (18,774,863)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (21,964,762)
                                                              --------------
                                                              --------------

8                      See Notes to Financial Statements

Phoenix Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended      Year Ended
                                             4/30/99          4/30/98
                                          --------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   (3,189,899)  $  (2,593,774)
  Net realized gain (loss)                   (24,983,780)     99,577,404
  Net change in unrealized appreciation
    (depreciation)                             6,208,917      30,589,425
                                          --------------   -------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                (21,964,762)    127,573,055
                                          --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                 (5,773,229)    (35,702,853)
  Net realized gains, Class B                 (4,219,826)    (26,132,919)
                                          --------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (9,993,055)    (61,835,772)
                                          --------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (18,013,110 and 5,292,562 shares,
    respectively)                            273,064,204      91,738,490
  Net asset value of shares issued from
    reinvestment of distributions
    (360,829 and 2,365,346 shares,
    respectively)                              5,383,573      34,439,436
  Cost of shares repurchased (22,385,155
    and 6,909,942 shares, respectively)     (343,459,404)   (119,890,542)
                                          --------------   -------------
Total                                        (65,011,627)      6,287,384
                                          --------------   -------------
CLASS B
  Proceeds from sales of shares (987,925
    and 1,984,492 shares, respectively)       14,507,598      35,124,815
  Net asset value of shares issued from
    reinvestment of distributions
    (243,730 and 1,737,551 shares,
    respectively)                              3,536,528      24,812,223
  Cost of shares repurchased (4,075,435
    and 2,007,557 shares, respectively)      (61,757,518)    (33,352,450)
                                          --------------   -------------
Total                                        (43,713,392)     26,584,588
                                          --------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                      (108,725,019)     32,871,972
                                          --------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS     (140,682,836)     98,609,255
NET ASSETS
  Beginning of period                        351,344,882     252,735,627
                                          --------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $  210,662,046   $ 351,344,882
                                          --------------   -------------
                                          --------------   -------------

                       See Notes to Financial Statements                       9

Phoenix Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS A
                                       -----------------------------------------------------------
                                                YEAR ENDED APRIL 30                 FROM INCEPTION
                                       --------------------------------------        10/16/95 TO
                                           1999           1998           1997          4/30/96
Net asset value, beginning of period   $  17.37       $  14.13       $  16.74       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            (0.14)(5)      (0.08)(5)      (0.05)(5)     (0.04)(1)(5)
  Net realized and unrealized gain
    (loss)                                (0.88)          6.80          (2.53)         6.79
                                       --------       --------       --------         -----
      TOTAL FROM INVESTMENT
        OPERATIONS                        (1.02)          6.72          (2.58)         6.75
                                       --------       --------       --------         -----
LESS DISTRIBUTIONS
  Dividends from net realized gains       (0.61)         (3.48)         (0.02)           --
  In excess of net investment income         --             --             --         (0.01)
  In excess of net realized gains            --             --          (0.01)           --
                                       --------       --------       --------         -----
      TOTAL DISTRIBUTIONS                 (0.61)         (3.48)         (0.03)        (0.01)
                                       --------       --------       --------         -----
Change in net asset value                 (1.63)          3.24          (2.61)         6.74
                                       --------       --------       --------         -----
NET ASSET VALUE, END OF PERIOD         $  15.74       $  17.37       $  14.13       $ 16.74
                                       --------       --------       --------         -----
                                       --------       --------       --------         -----
Total return(2)                           (5.66)%        52.33%        (15.43)%       67.48%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $121,313       $203,560       $155,089       $98,372
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                       1.46%(6)       1.31%          1.37%         1.50%(3)
  Net investment income (loss)            (0.95)%        (0.48)%        (0.28)%       (0.53)%(3)
Portfolio turnover                          276%           498%           325%          103%(4)

                                                             CLASS B
                                       ---------------------------------------------------
                                                                                    FROM
                                                                                  INCEPTION
                                               YEAR ENDED APRIL 30                10/16/95
                                       ------------------------------------          TO
                                          1999           1998          1997       4/30/96
Net asset value, beginning of period   $ 16.99       $  13.98       $ 16.68       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.25)(5)      (0.21)(5)     (0.17)(5)     (0.09)(1)(5)
  Net realized and unrealized gain
    (loss)                               (0.87)          6.70         (2.50)         6.77
                                       -------       --------       -------       --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       (1.12)          6.49         (2.67)         6.68
                                       -------       --------       -------       --------
LESS DISTRIBUTIONS
  Dividends from net realized gains      (0.61)         (3.48)        (0.02)           --
  In excess of net realized gains           --             --         (0.01)           --
                                       -------       --------       -------       --------
      TOTAL DISTRIBUTIONS                (0.61)         (3.48)        (0.03)           --
                                       -------       --------       -------       --------
Change in net asset value                (1.73)          3.01         (2.70)         6.68
                                       -------       --------       -------       --------
NET ASSET VALUE, END OF PERIOD         $ 15.26       $  16.99       $ 13.98       $ 16.68
                                       -------       --------       -------       --------
                                       -------       --------       -------       --------
Total return(2)                          (6.39)%        51.16%       (16.03)%       66.80%(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $89,349       $147,785       $97,647       $45,168
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.21%(6)       2.06%         2.12%         2.26%(3)
  Net investment income (loss)           (1.70)%        (1.22)%       (1.03)%       (1.44)%(3)
Portfolio turnover                         276%           498%          325%          103%(4)

(1) Includes reimbursement of operating expenses by investment advisor of $0.02 and $0.02, respectively.
(2)  Maximum sales charge is not reflected in total return calculation.
(3)  Annualized
(4)  Not annualized
(5)  Computed using average shares outstanding.
(6) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

10
                       See Notes to Financial Statements

PHOENIX STRATEGIC THEME FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation. The Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares returned 44.91%, Class B shares returned 43.98% and Class C shares returned 43.87%. These returns were more than double the 21.82% return of the S&P 500 Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT CONTRIBUTED TO THE FUND'S STRONG RESULTS?

A: We benefited from our large technology position, which accounted for almost 40% of the portfolio. EMC Corp. and Sun Microsystems were among our best performers. We also owned a number of Internet-related stocks because we believe the Internet is the next technology wave, and these stocks have been particularly strong performers over the past year. Two names that definitely helped our performance were America Online and Microsoft. We also had a sizable portion of the portfolio invested in health-care issues. We continue to expect consistent earnings growth from this sector regardless of the pace of economic growth. Of course, past performance is not indicative of future results.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We believe the market, which is currently trading at around 30 times consensus 1999 earnings estimates, is fully valued. This multiple represents the highest level for the market in the past 30 years. In addition to high valuations, corporate profits may be a source of investor anxiety. Reports out recently showed that corporate profits declined in 1998, and some press coverage suggested that this should leave us all nervously awaiting an inevitable recession. However, a closer look at the profit picture shows that certain companies were affected much more than others. For example, many manufacturers were unable to raise prices because cheaper products were being imported from countries with devalued currencies. Our inability to export was particularly hard on the food industry. The transportation sector was affected as well, along with commodity-related businesses.

    In the months ahead, similar conditions may continue to affect corporate profits. However, we are making every effort to select companies for the Fund that we believe can be resilient to such conditions. We will continue to seek companies that have sound fundamentals and the potential for rapid, reliable earnings growth.

                                                                    MAY 18, 1999

(1) THE S&P 500 INDEX IS A MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Strategic Theme Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                   INCEPTION     INCEPTION
                                          1 YEAR  TO 4/30/99       DATE
                                          ------  -----------   -----------
Class A Shares at NAV(2)                   44.91%     27.80%       10/16/95
Class A Shares at POP(3)                   38.03      26.05        10/16/95
Class B Shares at NAV(2)                   43.98      26.88        10/16/95
Class B Shares with CDSC(4)                40.14      26.57        10/16/95
Class C Shares at NAV(2)                   43.87      34.41         11/3/97
Class C Shares with CDSC(4)                43.87      34.41         11/3/97
S&P 500 Index(7)                           21.82     Note 5          Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 28.76% for Class A and Class B (since 10/16/95) and 28.60% for Class C (since 11/3/97).
(6) This chart illustrates POP returns on Class A and CDSC returns on Class B Shares since inception. Returns on Class C Shares will vary due to differing sales charges.
(7) The S&P 500 Index is a measure of stock market total return performance. The S&P 500's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              PHOENIX STRATEGIC THEME     PHOENIX STRATEGIC THEME        S&P 500
                  FUND CLASS A(6)             FUND CLASS B(6)         STOCK INDEX(7)
10/16/95                      $9,525.00                  $10,000.00        $10,000.00
04/30/96                     $11,798.92                  $12,340.59        $11,356.32
04/30/97                     $11,495.53                  $11,932.60        $14,218.66
04/30/98                     $15,659.46                  $16,130.69        $20,086.36
04/30/99                     $22,692.55                  $23,028.73        $24,468.45

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 10/16/95 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       39%
Financials                        16
Consumer Staples                  12
Health Care                       11
Consumer Cyclicals                 9
Communication Services             8
Capital Goods                      3
Energy                             2

12                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

     TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF NET ASSETS)

    1.  AT&T Corp. - Liberty Media Group Class A                       4.7%
        INTERNET, TELEVISION AND DIGITAL TECHNOLOGY PROVIDER
    2.  Microsoft Corp.                                                4.2%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    3.  Capital One Financial Corp.                                    3.5%
        ITS PRINCIPAL SUBSIDIARY, CAPITAL ONE BANK, OFFERS CREDIT CARD
        PRODUCTS
    4.  Cisco Systems, Inc.                                            3.4%
        DEVELOPS MULTIPROTOCOL INTERNETWORKING SYSTEMS
    5.  Uniphase Corp.                                                 3.2%
        MANUFACTURES FIBER OPTIC TELECOMMUNICATIONS SYSTEMS
    6.  AT&T Corp.                                                     3.0%
        PROVIDES VOICE, DATA AND VIDEO TELECOMMUNICATIONS SERVICES
    7.  America Online, Inc.                                           2.9%
        MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
    8.  International Business Machines Corp.                          2.7%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    9.  Morgan Stanley Dean Witter & Co.                               2.6%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
   10.  Wal-Mart Stores, Inc.                                          2.5%
        ONE OF THE LARGEST U.S. DISCOUNT RETAILERS

                         INVESTMENTS AT APRIL 30, 1999

                                                SHARES       VALUE
                                               --------   ------------

COMMON STOCKS--93.8%

BANKS (MAJOR REGIONAL)--0.9%
Firstar Corp......................               59,100   $  1,776,694
BANKS (MONEY CENTER)--1.9%
Bank of America Corp..............               51,753      3,726,216

BEVERAGES (NON-ALCOHOLIC)--0.9%
PepsiCo, Inc......................               47,600      1,758,225
BIOTECHNOLOGY--2.2%
Amgen, Inc.(b)....................               26,100      1,603,519
Genzyme Corp. (b).................               49,200      1,857,300
Gilead Sciences, Inc.(b)..........               17,700        814,753
                                                          ------------
                                                             4,275,572
                                                          ------------
BROADCASTING (TELEVISION, RADIO & CABLE)--6.4%
AT&T Corp.- Liberty Media Group
Class A(b)........................              142,500      9,102,187
Clear Channel Communications,
Inc.(b)...........................               46,600      3,238,700
                                                          ------------
                                                            12,340,887
                                                          ------------

COMMUNICATIONS EQUIPMENT--3.8%
Echostar Communications
Corp.(b)..........................               28,800      2,889,000
General Motors Corp. Class H......               35,300      1,954,737
Tellabs, Inc.(b)..................               22,900      2,508,981
                                                          ------------
                                                             7,352,718
                                                          ------------

COMPUTERS (HARDWARE)--7.7%
Apple Computer, Inc.(b)...........               41,100      1,890,600

                                                SHARES       VALUE
                                               --------   ------------
COMPUTERS (HARDWARE)--CONTINUED
Dell Computer Corp.(b)............               67,700   $  2,788,394
International Business Machines
Corp..............................               24,900      5,208,769
Sun Microsystems, Inc.(b).........               81,600      4,880,700
                                                          ------------
                                                            14,768,463
                                                          ------------

COMPUTERS (NETWORKING)--3.4%
Cisco Systems, Inc.(b)............               58,200      6,638,437

COMPUTERS (PERIPHERALS)--1.9%
EMC Corp.(b)......................               33,200      3,616,725

COMPUTERS (SOFTWARE & SERVICES)--13.6%
America Online, Inc.(b)...........               39,800      5,681,450
At Home Corp. Series A(b).........               21,600      3,109,050
BMC Software, Inc.(b).............               17,900        770,819
Inktomi Corp.(b)..................               25,100      3,005,725
Microsoft Corp.(b)................              100,600      8,180,037
USWeb Corp.(b)....................               81,800      1,835,387
Yahoo!, Inc.(b)...................               21,500      3,755,781
                                                          ------------
                                                            26,338,249
                                                          ------------

CONSUMER FINANCE--3.5%
Capital One Financial Corp........               38,700      6,721,706

DISTRIBUTORS (FOOD & HEALTH)--0.8%
Cardinal Health, Inc..............               26,050      1,558,116

ELECTRICAL EQUIPMENT--2.4%
General Electric Co...............               43,300      4,568,150

                       See Notes to Financial Statements                      13

Phoenix Strategic Theme Fund

                                                SHARES       VALUE
                                               --------   ------------
ELECTRONICS (SEMICONDUCTORS)--3.9%
Transwitch Corp.(b)...............               26,300   $  1,157,200
Uniphase Corp.(b).................               51,700      6,275,087
                                                          ------------
                                                             7,432,287
                                                          ------------

ENGINEERING & CONSTRUCTION--0.3%
J. Ray Mcdermott SA(b)............               20,800        655,200

EQUIPMENT (SEMICONDUCTOR)--1.7%
Novellus Systems, Inc.(b).........               34,800      1,644,300
Teradyne, Inc.(b).................               35,600      1,679,875
                                                          ------------
                                                             3,324,175
                                                          ------------

FINANCIAL (DIVERSIFIED)--5.7%
Citigroup, Inc....................               59,700      4,492,425
Freddie Mac.......................               25,300      1,587,575
Morgan Stanley Dean Witter &
Co................................               50,300      4,989,131
                                                          ------------
                                                            11,069,131
                                                          ------------

HEALTH CARE (DIVERSIFIED)--0.9%
American Home Products Corp.......               28,300      1,726,300

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--3.8%
Merck & Co., Inc..................               21,900      1,538,475
Pfizer, Inc.......................               28,800      3,313,800
Schering-Plough Corp..............               52,400      2,531,575
                                                          ------------
                                                             7,383,850
                                                          ------------

HEALTH CARE (GENERIC AND OTHER)--1.3%
Mylan Laboratories, Inc...........               65,000      1,474,687
Sepracor Inc.(b)..................               13,100      1,106,950
                                                          ------------
                                                             2,581,637
                                                          ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Affymetrix, Inc.(b)...............               45,500      1,859,813
Invitrogen Corporation(b).........               51,500        923,781
                                                          ------------
                                                             2,783,594
                                                          ------------

HOUSEHOLD PRODUCTS (NON-DURABLES)--2.0%
Clorox Co. (The)..................               19,000      2,192,125
Procter & Gamble Co. (The)........               17,200      1,613,575
                                                          ------------
                                                             3,805,700
                                                          ------------

                                                SHARES       VALUE
                                               --------   ------------

INSURANCE (MULTI-LINE)--1.5%
American International Group,
Inc...............................               24,640   $  2,893,660

INVESTMENT BANKING/BROKERAGE--1.5%
Merrill Lynch & Co., Inc..........               35,300      2,962,994

OIL & GAS (DRILLING & EQUIPMENT)--1.8%
Halliburton Co....................               25,100      1,069,888
Schlumberger Ltd..................               15,900      1,015,613
Transocean Offshore, Inc..........               21,700        644,219
Varco International, Inc.(b)......               59,100        668,569
                                                          ------------
                                                             3,398,289
                                                          ------------

PERSONAL CARE--0.9%
Gillette Co. (The)................               33,000      1,722,188

RETAIL (BUILDING SUPPLIES)--2.2%
Home Depot, Inc. (The)............               69,000      4,135,688

RETAIL (DEPARTMENT STORES)--2.0%
Kohl's Corp.(b)...................               59,200      3,933,100

RETAIL (FOOD CHAINS)--0.9%
Safeway, Inc.(b)..................               33,200      1,790,725

RETAIL (GENERAL MERCHANDISE)--3.7%
Costco Companies, Inc.(b).........               26,700      2,161,031
Wal-Mart Stores, Inc..............              106,800      4,912,800
                                                          ------------
                                                             7,073,831
                                                          ------------

RETAIL (HOME SHOPPING)--1.3%
Amazon.com, Inc.(b)...............               14,800      2,546,525

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.4%
AirTouch Communications,
Inc.(b)...........................               29,800      2,782,575

TELECOMMUNICATIONS (LONG DISTANCE)--4.6%
AT&T Corp.........................              115,954      5,855,677
MCI WorldCom, Inc.(b).............               37,800      3,106,688
                                                          ------------
                                                             8,962,365
                                                          ------------

TELEPHONE--1.5%
SBC Communications, Inc...........               50,100      2,805,600
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $132,845,500)                             181,209,572
----------------------------------------------------------------------

14                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                                                SHARES       VALUE
                                               --------   ------------
FOREIGN COMMON STOCKS--2.7%

COMPUTERS (SOFTWARE & SERVICES)--0.9%
Learout & Hauspic Speech Products
N.V.(b)...........................               42,700   $  1,670,638
ELECTRONICS (INSTRUMENTATION)--0.9%
Qiagen NV (Netherlands)(b)........               25,000      1,831,250
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)......................               34,800      1,792,200
----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,952,411)                                 5,294,088
----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.5%
(IDENTIFIED COST $138,797,911)                             186,503,660
----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)        VALUE
                                ------------   -------   -------------

SHORT-TERM OBLIGATIONS--3.3%

COMMERCIAL PAPER--3.3%
Goldman Sachs Group, Inc.
4.92%, 5/3/99.................      A-1+       $ 2,950   $   2,949,193
Ford Motor Credit Co. 4.84%,
5/4/99........................      A-1          3,380       3,378,637
                                                         -------------
                                                             6,327,830
                                                         -------------
----------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,327,830)                                 6,327,830
----------------------------------------------------------------------

TOTAL INVESTMENTS--99.8%
(IDENTIFIED COST $145,125,741)                             192,831,490(a)
Cash and receivables, less liabilities--0.2%                   419,395
                                                         -------------
NET ASSETS--100.0%                                       $ 193,250,885
                                                         -------------
                                                         -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $50,507,778 and gross depreciation of $3,190,370 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $145,514,082.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Strategic Theme Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $145,125,741)                              $  192,831,490
Cash                                                                   1,914
Receivables
  Fund shares sold                                                   828,099
  Dividends and interest                                              64,954
  Prepaid expenses                                                     3,428
                                                              --------------
    Total assets                                                 193,729,885
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            136,219
  Investment advisory fee                                            117,538
  Distribution fee                                                    94,831
  Transfer agent fee                                                  58,198
  Financial agent fee                                                 14,999
  Trustees' fee                                                        3,319
Accrued expenses                                                      53,896
                                                              --------------
    Total liabilities                                                479,000
                                                              --------------
NET ASSETS                                                    $  193,250,885
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  129,096,816
Accumulated net realized gain                                     16,448,320
Net unrealized appreciation                                       47,705,749
                                                              --------------
NET ASSETS                                                    $  193,250,885
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $107,870,953)                                        5,919,225
Net asset value per share                                             $18.22
Offering price per share $18.22/(1-4.75%)                             $19.13
CLASS B
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $84,698,182)                                         4,772,864
Net asset value per share and offering per share                      $17.75
CLASS C
Shares of beneficial interest outstanding,
  $0.0001 par value, unlimited authorization
  (Net Assets $681,750)                                               38,408
Net asset value per share and offering per share                      $17.75

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Dividends                                                     $      651,163
Interest                                                             333,164
Foreign taxes withheld                                                  (259)
                                                              --------------
    Total investment income                                          984,068
                                                              --------------
EXPENSES
Investment advisory fee                                            1,129,085
Distribution fee, Class A                                            208,712
Distribution fee, Class B                                            667,573
Distribution fee, Class C                                              2,665
Distribution fee, Class M                                                273
Financial agent fee                                                  143,236
Transfer agent                                                       305,439
Registration                                                          32,832
Professional                                                          31,327
Printing                                                              20,390
Custodian                                                             16,699
Trustees                                                              15,367
Miscellaneous                                                          7,226
                                                              --------------
    Total expenses                                                 2,580,824
    Custodian fees paid indirectly                                    (4,419)
                                                              --------------
    Net expenses                                                   2,576,405
                                                              --------------
NET INVESTMENT LOSS                                               (1,592,337)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   18,354,872
Net change in unrealized appreciation (depreciation) on
  investments                                                     38,225,117
                                                              --------------
NET GAIN ON INVESTMENTS                                           56,579,989
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   54,987,652
                                                              --------------
                                                              --------------

16                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended      Year Ended
                                             4/30/99         4/30/98
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (1,592,337)  $    (860,603)
  Net realized gain (loss)                   18,354,872      37,824,448
  Net change in unrealized appreciation
    (depreciation)                           38,225,117       7,260,964
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               54,987,652      44,224,809
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of net investment income,
    Class A                                          --        (101,991)
  Net realized gains, Class A                (6,923,924)    (13,931,615)
  Net realized gains, Class B                (5,772,230)     (9,617,855)
  Net realized gains, Class C                   (28,108)        (21,083)
  Net realized gains, Class M                        --         (15,426)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (12,724,262)    (23,687,970)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (3,919,529 and 1,116,085 shares,
    respectively)                            64,808,215      15,627,146
  Net asset value of shares issued from
    reinvestment of distributions
    (419,976 and 1,156,842 shares,
    respectively)                             6,560,032      13,731,378
  Cost of shares repurchased (4,982,395
    and 2,197,107 shares, respectively)     (76,814,571)    (29,983,137)
                                          -------------   -------------
Total                                        (5,446,324)       (624,613)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (819,204
    and 666,515 shares, respectively)        13,391,640       9,141,162
  Net asset value of shares issued from
    reinvestment of distributions
    (329,762 and 783,925 shares,
    respectively)                             5,028,874       9,156,239
  Cost of shares repurchased (1,286,009
    and 724,153 shares, respectively)       (18,585,029)     (9,883,220)
                                          -------------   -------------
Total                                          (164,515)      8,414,181
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (36,724
    and 18,017 shares, respectively)            589,799         248,777
  Net asset value of shares issued from
    reinvestment of distributions
    (1,354 and 1,797 shares,
    respectively)                                20,648          20,990
  Cost of shares repurchased (19,484 and
    0 shares, respectively)                    (266,095)             --
                                          -------------   -------------
Total                                           344,352         269,767
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (0 and
    14,974 shares, respectively)                     --         196,112
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,314 shares, respectively)               --          15,357
  Cost of shares repurchased (16,288 and
    0 shares, respectively)                    (223,551)             --
                                          -------------   -------------
Total                                          (223,551)        211,469
                                          -------------   -------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       (5,490,038)      8,270,804
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS      36,773,352      28,807,643
NET ASSETS
  Beginning of period                       156,477,533     127,669,890
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 193,250,885   $ 156,477,533
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      17

Phoenix Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS A
                                           -----------------------------------------------
                                                                                    FROM
                                                                                   INCEPTION
                                                  YEAR ENDED APRIL 30              10/16/95
                                           ----------------------------------        TO
                                               1999         1998         1997      4/30/96
Net asset value, beginning of period       $  13.70      $ 12.03      $ 12.37      $ 10.00
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)                (0.11)(5)    (0.04)(5)     0.06(5)      0.00(1)(5)
  Net realized and unrealized gain
    (loss)                                     6.03         4.03        (0.38)        2.39
                                           --------      -------      -------      -------
      TOTAL FROM INVESTMENT OPERATIONS         5.92         3.99        (0.32)        2.39
                                           --------      -------      -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income           --           --        (0.01)          --
  Dividends from net realized gains           (1.40)       (2.29)          --           --
  In excess of net investment income             --        (0.03)          --           --
  In excess of net realized gains                --           --        (0.01)          --
  Tax return of capital                          --           --           --        (0.02)
                                           --------      -------      -------      -------
      TOTAL DISTRIBUTIONS                     (1.40)       (2.32)       (0.02)       (0.02)
                                           --------      -------      -------      -------
  Change in net asset value                    4.52         1.67        (0.34)        2.37
                                           --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD             $  18.22      $ 13.70      $ 12.03      $ 12.37
                                           --------      -------      -------      -------
                                           --------      -------      -------      -------
Total return(2)                               44.91%       36.22%       (2.57)%      23.89%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)    $107,871      $89,884      $77,827      $33,393

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                           1.38%(7)     1.33%        1.40%        1.40%(3)
  Net investment income (loss)                (0.72)%      (0.26)%       0.49%       (0.09)%(3)
Portfolio turnover                              205%         618%         532%         175%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

18                     See Notes to Financial Statements

Phoenix Strategic Theme Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            CLASS B                                  CLASS C
                                         ---------------------------------------------         -------------------
                                                                                FROM                         FROM
                                                                               INCEPTION                    INCEPTION
                                               YEAR ENDED APRIL 30             10/16/95          YEAR       11/3/97
                                         --------------------------------        TO             ENDED         TO
                                            1999         1998        1997      4/30/96         4/30/99      4/30/98
Net asset value, beginning of period     $ 13.46      $ 11.91     $ 12.33      $ 10.00         $13.47       $14.93
INCOME FROM INVESTMENT OPERATIONS(6)
  Net investment income (loss)             (0.22)(5)    (0.14)(5)   (0.03)(5)    (0.06)(1)(5)   (0.22)(5)    (0.05)(5)
  Net realized and unrealized gain
    (loss)                                  5.91         3.98       (0.38)        2.40           5.90         0.88
                                         -------      -------     -------      -------         ------       ------
      TOTAL FROM INVESTMENT OPERATIONS      5.69         3.84(5)    (0.41)        2.34           5.68         0.83
                                         -------      -------     -------      -------         ------       ------
LESS DISTRIBUTIONS
  Dividends from net investment income        --           --          --           --             --           --
  Dividends from net realized gains        (1.40)       (2.29)         --           --          (1.40)       (2.29)
  In excess of net investment income          --           --          --           --             --           --
  In excess of net realized gains             --           --       (0.01)          --             --           --
  Tax return of capital                       --           --          --        (0.01)            --           --
                                         -------      -------     -------      -------         ------       ------
      TOTAL DISTRIBUTIONS                  (1.40)       (2.29)      (0.01)       (0.01)         (1.40)       (2.29)
                                         -------      -------     -------      -------         ------       ------
  Change in net asset value                 4.29         1.55       (0.42)        2.33           4.28        (1.46)
                                         -------      -------     -------      -------         ------       ------
NET ASSET VALUE, END OF PERIOD           $ 17.75      $ 13.46     $ 11.91      $ 12.33         $17.75       $13.47
                                         -------      -------     -------      -------         ------       ------
                                         -------      -------     -------      -------         ------       ------
Total return(2)                            43.98%       35.18%      (3.31)%      23.41%(4)      43.87%        7.92%(4)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)  $84,698      $66,107     $49,843      $11,920           $682         $267

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        2.13%(7)     2.08%       2.15%        2.16%(3)       2.13%(7)     2.08%(3)
  Net investment income (loss)             (1.48)%      (1.02)%     (0.23)%      (1.06)%(3)     (1.47)%      (0.87)%(3)
Portfolio turnover                           205%         618%        532%         175%(4)        205%         618%(4)

(1) Includes reimbursement of operating expenses by investment adviser of $0.04.
(2) Maximum sales charge is not reflected in total return calculation.
(3) Annualized.
(4) Not annualized.
(5) Computed using average shares outstanding.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements                      19

PHOENIX EQUITY OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund seeks long-term capital appreciation by investing primarily in stocks of dynamic, rapidly growing companies and focusing on strong relative earnings growth. The Fund may invest in smaller capitalization companies, and investors should note that small-company investing involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED APRIL 30, 1999?

A: For the 12 months ended April 30, 1999, Class A shares returned 17.08% and Class B shares returned 16.18%, far surpassing the negative (3.77)% return of the Fund's benchmark, the Russell 2000 Growth Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

A: This has been an extremely volatile time for the market, spurred by the global liquidity crisis that erupted last summer. It has also been a market with very narrow leadership. A few of the very largest growth stocks have been responsible for virtually all of the market's gains. Issue selection has been critical. We benefited from good stock picking and our largest holdings generally performed well. Companies that reported strong earnings were rewarded, while those that missed their forecasted earnings estimates by even the smallest amount were severely punished.

Q: WHAT IS YOUR PERSPECTIVE ON THE RECENT FOCUS ON INTERNET STOCKS?

A: It seems the ".com" craze has reached new heights. At the time of this writing, the market capitalization of America Online exceeds that of IBM. The value of Priceline.com, which sells airline tickets online, tops the market valuation of most U.S. airlines. eBay, an online auctioneer with a three-year history, is now worth 11 times the value of 250-year-old Sotheby's. We know of no valuation metric or analytic framework, which can explain these outcomes.

    We expect the Internet bubble will deflate as the exciting promise of this technology gives way to the more sober reality of managing profitable businesses. Only time will distinguish the few genuine contenders in this highly competitive field. Non-speculative Internet investing is possible. MCI WorldCom, Cisco and many others are going concerns with major Internet involvement.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET?

A: The market turbulence that we have been experiencing will probably plague investors throughout 1999. Periods of euphoria are likely to alternate with periods of despair. Investors who persevere will, we believe, be rewarded with solid returns, but not the stellar returns of the past few years. Overall earnings growth is modest, valuations cannot rise sharply from their already lofty levels, and stock prices currently reflect very optimistic growth expectations. Fortunately, there are many opportunities that have not yet been fully exploited, and we believe our investment discipline will lead us to them.

                                                                    MAY 20, 1999

(1) THE RUSSELL 2000 GROWTH INDEX IS A MEASURE OF SMALL-CAPITALIZATION, GROWTH-ORIENTED STOCK TOTAL RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix Equity Opportunities Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 4/30/99

                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 4/30/99      DATES
                                          ------  -------   --------   -----------   ---------
Class A Shares at NAV(2)                   17.08%  16.62%     13.33%         --            --
Class A Shares at POP(3)                   11.52   15.49      12.78          --            --
Class B Shares at NAV(2)                   16.18      --         --       16.57%      7/19/94
Class B Shares with CDSC(4)                12.34      --         --       16.34       7/19/94
Russell 2000 Growth Index(6)               (3.77)  12.62      10.96       14.29       7/19/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(6) The Russell 2000 Growth Index is a measure of small-capitalization growth-oriented stock total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 4/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               PHOENIX EQUITY
                OPPORTUNITIES      RUSSELL 2000         S&P 500
               FUND CLASS A(5)    GROWTH INDEX(6)    STOCK INDEX(7)
04/28/1989            $9,525.00         $10,000.00        $10,000.00
04/30/1990           $10,204.33         $10,064.42        $11,043.42
04/30/1991           $11,445.07         $11,351.92        $12,990.55
04/30/1992           $12,623.50         $12,875.14        $14,804.53
04/30/1993           $14,706.64         $13,634.65        $16,172.93
04/29/1994           $15,440.08         $15,616.56        $17,037.31
04/28/1995           $16,855.16         $16,979.94        $20,014.55
04/30/1996           $22,393.87         $23,662.09        $26,074.00
04/30/1997           $19,663.45         $20,457.24        $32,645.91
04/30/1998           $28,444.92         $29,397.14        $46,118.09
04/30/1999           $33,304.73         $28,287.82        $56,179.32

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 4/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                        4/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       30%
Financials                        16
Consumer Cyclicals                12
Capital Goods                     11
Consumer Staples                  10
Communication Services             6
Health Care                        5
Other                             10

Phoenix Equity Opportunities Fund

  TEN LARGEST HOLDINGS AT APRIL 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Microsoft Corp.                                                4.8%
        WORLD'S LEADING COMPUTER SOFTWARE COMPANY
    2.  Mellon Bank Corp.                                              4.2%
        LARGE REGIONAL BANK
    3.  Motorola, Inc.                                                 4.0%
        GLOBAL PROVIDER OF INTEGRATED COMMUNICATIONS PRODUCTS
    4.  Citigroup, Inc.                                                3.9%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
    5.  Morgan Stanley Dean Witter & Co.                               3.9%
        PROVIDES A BROAD RANGE OF CREDIT AND INVESTMENT PRODUCTS TO
        INDIVIDUALS
    6.  Sun Microsystems, Inc.                                         3.6%
        SUPPLIER OF ENTERPRISE NETWORK COMPUTING PRODUCTS
    7.  General Electric Co.                                           3.6%
        DIVERSIFIED MANUFACTURING AND FINANCIAL SERVICES PROVIDER
    8.  International Business Machines Corp.                          3.5%
        PROVIDES ADVANCED INFORMATION TECHNOLOGIES
    9.  Bristol-Myers Squibb Co.                                       3.4%
        COMPREHENSIVE HEALTH-CARE COMPANY
   10.  Lucent Technologies, Inc.                                      3.4%
        LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT

                         INVESTMENTS AT APRIL 30, 1999

                                                SHARES       VALUE
                                               --------   ------------
COMMON STOCKS--94.9%
ALUMINUM--1.8%
Alcoa, Inc........................               58,310   $  3,629,797
AUTOMOBILES--0.9%
General Motors Corp...............               20,000      1,778,750
BANKS (MAJOR REGIONAL)--4.2%
Mellon Bank Corp..................              115,420      8,577,149
BEVERAGES (ALCOHOLIC)--3.1%
Anheuser-Busch Companies, Inc.....               87,070      6,366,994
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Chancellor Media Corp.(b).........               38,950      2,137,381
COMMUNICATIONS EQUIPMENT--7.3%
Lucent Technologies, Inc.(b)......              114,300      6,872,287
Motorola, Inc.....................              100,830      8,079,004
                                                          ------------
                                                            14,951,291
                                                          ------------
COMPUTERS (HARDWARE)--7.1%
International Business Machines
Corp..............................               33,820      7,074,721
Sun Microsystems, Inc.(b).........              123,570      7,391,031
                                                          ------------
                                                            14,465,752
                                                          ------------
COMPUTERS (NETWORKING)--2.2%
Cisco Systems, Inc.(b)............               39,738      4,532,616
COMPUTERS (PERIPHERALS)--2.5%
EMC Corp.(b)......................               46,600      5,076,487
COMPUTERS (SOFTWARE & SERVICES)--4.8%
Microsoft Corp.(b)................              120,000      9,757,500
CONSUMER FINANCE--3.3%
Providian Financial Corp..........               52,125      6,727,383

                                                SHARES       VALUE
                                               --------   ------------
ELECTRICAL EQUIPMENT--3.6%
General Electric Co...............               70,000   $  7,385,000
ELECTRONICS (SEMICONDUCTORS)--5.3%
Intel Corp........................               83,070      5,082,846
Texas Instruments, Inc............               55,410      5,658,746
                                                          ------------
                                                            10,741,592
                                                          ------------
FINANCIAL (DIVERSIFIED)--7.8%
Citigroup, Inc....................              107,170      8,064,542
Morgan Stanley Dean Witter &
Co................................               79,690      7,904,252
                                                          ------------
                                                            15,968,794
                                                          ------------
FOODS--1.9%
General Mills, Inc................               52,050      3,806,156
HEALTH CARE (DIVERSIFIED)--3.4%
Bristol-Myers Squibb Co...........              110,000      6,991,875
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.5%
Guidant Corp.(b)..................               56,800      3,049,450
HOUSEHOLD PRODUCTS (NON-DURABLES)--2.0%
Colgate-Palmolive Co..............               40,220      4,120,036
MANUFACTURING (DIVERSIFIED)--5.2%
Tyco International Ltd............               80,020      6,501,625
United Technologies Corp..........               27,970      4,052,154
                                                          ------------
                                                            10,553,779
                                                          ------------
OFFICE EQUIPMENT & SUPPLIES--2.0%
Pitney Bowes, Inc.................               59,340      4,150,091
OIL & GAS (DRILLING & EQUIPMENT)--1.5%
Halliburton Co....................               70,500      3,005,063

22                     See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                                                SHARES       VALUE
                                               --------   ------------
OIL (INTERNATIONAL INTEGRATED)--1.5%
Texaco, Inc.......................               50,500   $  3,168,875
PAPER & FOREST PRODUCTS--2.9%
Georgia-Pacific Group.............               63,400      5,864,500
RETAIL (DRUG STORES)--1.9%
CVS Corp..........................               83,300      3,967,163
RETAIL (GENERAL MERCHANDISE)--2.2%
Wal-Mart Stores, Inc..............              100,100      4,604,600

RETAIL (SPECIALTY)--2.7%
Staples, Inc.(b)..................              187,620      5,628,600
RETAIL (SPECIALTY-APPAREL)--2.5%
TJX Companies, Inc. (The).........              152,250      5,071,828

SERVICES (ADVERTISING/MARKETING)--3.2%
Lamar Advertising Co.(b)..........               48,110      1,617,699
Outdoor Systems, Inc.(b)..........              198,560      5,001,230
                                                          ------------
                                                             6,618,929
                                                          ------------

TELECOMMUNICATIONS (LONG DISTANCE)--2.4%
MCI WorldCom, Inc.(b).............               60,370      4,961,659

TELEPHONE--3.2%
Bell Atlantic Corp................              112,240      6,467,830
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $149,445,582)                             194,126,920
----------------------------------------------------------------------
FOREIGN COMMON STOCKS--0.0%

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.0%
Elan Corp. PLC Sponsored ADR
(Ireland)(b)......................                1,300         66,950
----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $94,111)                                       66,950
----------------------------------------------------------------------

                                                SHARES       VALUE
                                               --------   ------------
UNIT INVESTMENT TRUSTS--2.0%
S&P 500 Depository Receipts.......               30,000      4,003,125
----------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $4,067,613)                                 4,003,125
----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.9%
(IDENTIFIED COST $153,607,306)                             198,196,995
----------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S       PAR
                                   RATING       VALUE
                                (Unaudited)     (000)       VALUE
                                ------------   -------   ------------

SHORT-TERM OBLIGATIONS--3.7%

COMMERCIAL PAPER--3.7%
Pitney Bowes Credit Corp.
5.05%, 5/3/99.................      A-1+       $   290   $    289,919

Merrill Lynch & Co., Inc.
4.85%, 5/4/99.................      A-1+         2,195      2,194,113

Exxon Imperial U.S., Inc.
4.82%, 5/6/99.................      A-1+         1,720      1,718,849

Ford Motor Credit Co. 4.83%,
5/6/99........................      A-1          2,000      1,998,658

Beta Finance, Inc. 5.01%,
5/17/99.......................      A-1+           660        655,542

Enterprise Funding Corp.
4.80%, 5/20/99................      A-1+           736        734,135
                                                         ------------
                                                            7,591,216
                                                         ------------
---------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $7,594,203)                                7,591,216
---------------------------------------------------------------------

TOTAL INVESTMENTS--100.6%
(IDENTIFIED COST $161,201,509)                            205,788,211(a)
Cash and receivables, less liabilities--(0.6%)             (1,322,430)
                                                         ------------
NET ASSETS--100.0%                                       $204,465,781
                                                         ------------
                                                         ------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $45,558,339 and gross depreciation of $1,237,639 for federal income tax purposes. At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $161,467,511.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999

ASSETS
Investment securities at value
  (Identified cost $161,201,509)                              $  205,788,211
Cash                                                                   4,663
Receivables
  Investment securities sold                                       9,043,628
  Dividends and interest                                             190,345
  Fund shares sold                                                    24,559
Prepaid expenses                                                       4,408
                                                              --------------
    Total assets                                                 215,055,814
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                 10,198,626
  Fund shares repurchased                                             91,456
  Investment advisory fee                                            118,762
  Transfer agent fee                                                  50,083
  Distribution fee                                                    44,083
  Financial agent fee                                                 14,334
  Trustees' fee                                                        4,110
Accrued expenses                                                      68,579
                                                              --------------
    Total liabilities                                             10,590,033
                                                              --------------
NET ASSETS                                                    $  204,465,781
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 151,829,569
Accumulated net realized gain                                      8,049,510
Net unrealized appreciation                                       44,586,702
                                                              --------------
NET ASSETS                                                    $  204,465,781
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $0.0001
  Par value, unlimited authorization
  (Net Assets $201,788,577)                                       23,144,444
Net asset value per share                                              $8.72
Offering price per share $8.72/(1-4.75%)                               $9.15
CLASS B
Shares of beneficial interest outstanding, $0.0001
  par value, unlimited authorization
  (Net Assets $2,677,204)                                            319,866
Net asset value and offering price per share                           $8.37

                            STATEMENT OF OPERATIONS
                           YEAR ENDED APRIL 30, 1999

INVESTMENT INCOME
Dividends                                                     $    1,633,642
Interest                                                             389,582
Foreign taxes withheld                                               (21,844)
                                                              --------------
    Total investment income                                        2,001,380
                                                              --------------
EXPENSES
Investment advisory fee                                            1,352,558
Distribution fee, Class A                                            477,228
Distribution fee, Class B                                             23,305
Financial agent fee                                                  175,243
Transfer agent                                                       243,524
Printing                                                              56,757
Professional                                                          33,756
Registration                                                          21,310
Custodian                                                             15,089
Trustees                                                              12,304
Miscellaneous                                                          7,608
                                                              --------------
    Total expenses                                                 2,418,682
    Custodian fees paid indirectly                                    (2,422)
                                                              --------------
    Net expenses                                                   2,416,260
                                                              --------------
NET INVESTMENT LOSS                                                 (414,880)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    8,800,896
Net change in unrealized appreciation (depreciation) on
  investments                                                     22,526,413
                                                              --------------
NET GAIN ON INVESTMENTS                                           31,327,309
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   30,912,429
                                                              --------------
                                                              --------------

24                     See Notes to Financial Statements

Phoenix Equity Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended       Year Ended
                                             4/30/99          4/30/98
                                          -------------   ---------------
FROM OPERATIONS
  Net investment income (loss)            $    (414,880)    $  (1,058,136)
  Net realized gain (loss)                    8,800,896        52,694,656
  Net change in unrealized appreciation
    (depreciation)                           22,526,413        16,227,091
                                          -------------   ---------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               30,912,429        67,863,611
                                          -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (14,338,287)      (35,351,518)
  Net realized gains, Class B                  (184,555)         (371,756)
                                          -------------   ---------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (14,522,842)      (35,723,274)
                                          -------------   ---------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (776,243
    and 580,916 shares, respectively)         6,205,793         4,485,413
  Net asset value of shares issued from
    reinvestment of distributions
    (1,318,749 and 3,754,855 shares,
    respectively)                            10,444,800        25,457,918
  Cost of shares repurchased (3,121,846
    and 3,877,643 shares, respectively)     (25,370,488)      (30,879,705)
                                          -------------   ---------------
Total                                        (8,719,895)         (936,374)
                                          -------------   ---------------
CLASS B
  Proceeds from sales of shares (113,886
    and 46,609 shares, respectively)            896,049           361,942
  Net asset value of shares issued from
    reinvestment of distributions
    (20,248 and 54,117 shares,
    respectively)                               154,289           357,170
  Cost of shares repurchased (77,292 and
    83,812 shares, respectively)               (601,028)         (638,121)
                                          -------------   ---------------
Total                                           449,310            80,991
                                          -------------   ---------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             (8,270,585)         (855,383)
                                          -------------   ---------------
  NET INCREASE IN NET ASSETS                  8,119,002        31,284,954
NET ASSETS
  Beginning of period                       196,346,779       165,061,825
                                          -------------   ---------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $0 AND $0, RESPECTIVELY]              $ 204,465,781     $ 196,346,779
                                          -------------   ---------------
                                          -------------   ---------------

                       See Notes to Financial Statements                      25

Phoenix Equity Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                                          ----------------------------------------------------------------
                                                                YEAR ENDED APRIL 30,
                                          ----------------------------------------------------------------
                                              1999          1998          1997          1996          1995
Net asset value, beginning of period      $   8.04      $   6.89      $   8.81      $   7.40      $   7.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)               (0.02)(4)     (0.04)(4)     (0.03)(4)     (0.04)(4)      0.04
  Net realized and unrealized gain
    (loss)                                    1.33          2.82         (0.90)         2.34          0.58
                                          --------      --------      --------      --------      --------
      TOTAL FROM INVESTMENT OPERATIONS        1.31          2.78         (0.93)         2.30          0.62
                                          --------      --------      --------      --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income          --            --            --            --         (0.05)
  Dividends from net realized gains          (0.63)        (1.63)        (0.94)        (0.89)        (0.48)
  In excess of net realized gains               --            --         (0.05)           --            --
                                          --------      --------      --------      --------      --------
      TOTAL DISTRIBUTIONS                    (0.63)        (1.63)        (0.99)        (0.89)        (0.53)
                                          --------      --------      --------      --------      --------
Change in net asset value                     0.68          1.15         (1.92)         1.41          0.09
                                          --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD            $   8.72      $   8.04      $   6.89      $   8.81      $   7.40
                                          --------      --------      --------      --------      --------
                                          --------      --------      --------      --------      --------
Total return(1)                              17.08%        44.66%       (12.19)%       32.86%         9.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $201,789      $194,296      $163,396      $213,600      $179,666
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                          1.24%(5)      1.18%         1.23%         1.25%         1.32%
  Net investment income (loss)               (0.21)%       (0.55)%       (0.39)%       (0.53)%        0.60%
Portfolio turnover                             143%          371%          412%          302%          358%

                                                                 CLASS B
                                          -----------------------------------------------------
                                                                                          FROM
                                                                                          INCEPTION
                                                     YEAR ENDED APRIL 30,                 7/19/94
                                          ------------------------------------------       TO
                                            1999        1998        1997        1996      4/30/95
Net asset value, beginning of period      $ 7.80      $ 6.77      $ 8.73      $ 7.39      $7.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)             (0.08)(4)   (0.10)(4)   (0.09)(4)   (0.10)(4)   0.00
  Net realized and unrealized gain
    (loss)                                  1.28        2.76       (0.88)       2.33       0.59
                                          ------      ------      ------      ------      -----
      TOTAL FROM INVESTMENT OPERATIONS      1.20        2.66       (0.97)       2.23       0.59
                                          ------      ------      ------      ------      -----
LESS DISTRIBUTIONS
  Dividends from net investment income        --          --          --          --         --
  Dividends from net realized gains        (0.63)      (1.63)      (0.94)      (0.89)     (0.48)
  In excess of net realized gains             --          --       (0.05)         --         --
                                          ------      ------      ------      ------      -----
      TOTAL DISTRIBUTIONS                  (0.63)      (1.63)      (0.99)      (0.89)     (0.48)
                                          ------      ------      ------      ------      -----
Change in net asset value                   0.57        1.03       (1.96)       1.34       0.11
                                          ------      ------      ------      ------      -----
NET ASSET VALUE, END OF PERIOD            $ 8.37      $ 7.80      $ 6.77      $ 8.73      $7.39
                                          ------      ------      ------      ------      -----
                                          ------      ------      ------      ------      -----
Total return(1)                            16.18%      43.58%     (12.79)%     31.92%      8.69%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $2,677      $2,051      $1,666      $1,348      $ 525
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                        1.99%(5)    1.93%       1.98%       2.06%      2.15%(2)
  Net investment income (loss)             (0.97)%     (1.30)%     (1.15)%     (1.18)%    (0.06)%(2)
Portfolio turnover                           143%        371%        412%        302%       358%

(1)  Maximum sales charge is not reflected in total return calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) For the year ended April 30, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

26
                       See Notes to Financial Statements

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Strategic Equity Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. Each Fund has distinct investment objectives. The Small Cap Fund seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies which the adviser believes have long-term investment potential. The Strategic Theme Fund seeks long-term appreciation of capital through investing in securities of companies that the adviser believes are particularly well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Equity Opportunities Fund seeks to achieve long-term growth of capital from investment in a diversified group of stocks or securities convertible into stocks.

  Each Fund offers both Class A and Class B shares. The Strategic Theme Fund also offers Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under
Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

G. OPTIONS:

  The Trust may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Trust will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Trust may purchase options which are included in the Trust's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Effective June 1, 1998, National Securities and Research Corporation assigned its investment advisory agreement for the Equity Opportunities Fund to Phoenix Investment Counsel, Inc. ("PIC"), both an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"). PIC is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

                                            1st $1       $1-2        $2+
Fund                                       Billion     Billion     Billion
----------------------------------------  ----------  ----------  ----------
Small Cap Fund..........................       0.75%       0.70%       0.65%
Strategic Theme Fund....................       0.75%       0.70%       0.65%
Equity Opportunities Fund...............       0.70%       0.65%       0.60%

  Seneca Capital Management LLC ("Seneca") serves as subadviser to PIC for the Equity Opportunities Fund. For its services, Seneca is paid a fee by PIC ranging from 0.35% to 0.20% of the average daily net assets of the Equity Opportunities Fund. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect majority-owned subsidiary of PHL.

  Roger Engemann & Associates, Inc. ("REA") serves as subadviser to PIC for the Small Cap Fund. For its services, REA is paid a fee by the Adviser ranging from 0.375% to 0.20% of the average daily net assets of the Small Cap Fund. REA is a wholly owned subsidiary of Pasadena Capital Corporation which in turn is a wholly owned subsidiary of PXP.

  As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Trust that it retained net selling commissions of $55,140 for Class A shares and deferred sales charges of $1,223,469 for Class B shares and $765 for Class C shares, for the year ended April 30, 1999. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and, prior to closing, 0.50% for Class M shares applied to the average daily net assets of each Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Trust that of the total amount expensed for the year ended April 30, 1999, $1,607,602 was earned by the Distributor, $1,082,707 was earned by unaffiliated participants and $121,999 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services through May 31, 1998, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee applied. Effective June 1, 1998, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1999, transfer agent fees were $1,238,334 of which PEPCO retained $435,178 which is net of the fees paid to State Street.

  At April 30, 1999, PHL and its affiliates held shares of the Trust as follows:

                                                           Aggregate
                                                           Net Asset
                                                 Shares      Value
                                                ---------  ---------
Equity Opportunities Fund--Class A............        166  $   1,451
Equity Opportunities Fund--Class B............     25,410    212,680

PHOENIX STRATEGIC EQUITY SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities (excluding short-term securities and options) for the year ended April 30, 1999, aggregated the following:

                                        Purchases       Sales
                                       ------------  ------------
Small Cap Fund.......................  $658,542,968  $722,915,699
Strategic Theme Fund.................   298,564,798   314,372,543
Equity Opportunities Fund............   266,817,938   291,477,943

  There were no purchases or sales of long-term U.S. Government securities.

4. CAPITAL LOSS CARRYOVERS

  At April 30, 1999, the Small Cap Fund had a capital loss carryover of $23,761,798 expiring in 2007, which may be used to offset future capital gains.

  Under current tax law, capital losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1999, the Small Cap Fund deferred $114,522 in capital losses.

5. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1999, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                  Capital paid
                                Undistributed     Accumulated     in on shares
                                net investment    net realized    of benefical
                                    income        gain (loss)       interest
                                --------------   --------------   ------------
Small Cap Fund................    $3,189,899       $   (35,985)    $(3,153,914)
Strategic Theme Fund..........     1,592,337        (1,596,375)          4,038
Equity Opportunities Fund.....       414,880          (414,880)             --

TAX INFORMATION NOTICE (UNAUDITED)

  The Trust distributed long-term capital gain dividends of:

                                                        Total
                                                      Long-Term
                       Fund                          Distributions
---------------------------------------------------  ------------
Small Cap Fund.....................................   $       --
Strategic Theme Fund...............................          373
Equity Opportunities Fund..........................    3,272,689

This report is not authorized for distribution to prospective investors in the Phoenix Strategic Equity Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
Phoenix Strategic Equity Series Fund:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Phoenix Small Cap Fund, the Phoenix Strategic Theme Fund and the Phoenix Equity Opportunities Fund (constituting separate series of the Phoenix Strategic Equity Series Fund, hereinafter referred to as the "Trust") at April 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 11, 1999

PHOENIX STRATEGIC EQUITY SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
J. Roger Engemann, Senior Vice President
Gail P. Seneca, Senior Vice President
Steven L. Colton, Vice President
Ron K. Jacks, Vice President
Richard D. Little, Vice President
James E. Mair, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
John S. Tilson, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Automated Voice
  Response Unit                   1-800-243-1574 (option 1)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
World Wide Web address:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                              ---------------
PO Box 2200                                                      Bulk Rate Mail
Enfield CT 06083-2200                                             U.S. Postage
                                                                     PAID
                                                                 Springfield, MA
                                                                 Permit No. 444
                                                                 ---------------

[LOGO] PHOENIX
       INVESTMENT PARTNERS






                                       PXP 744 (6/99)